                                                                   EXHIBIT 10.8

                           TAX ALLOCATION AGREEMENT
                           ------------------------

     This Tax Allocation Agreement is entered into this 4th day of March, 1996 by and between Trilogy Development Group, Inc. ("Trilogy"), a Delaware corporation, and pcOrder.com, Inc. ("pcOrder"), a Delaware corporation.

     WHEREAS, the parties hereto are members of the Trilogy Group; and

     WHEREAS, it is the intent and desire of the parties hereto that a method be established for determining the rights and obligations among the parties as to Tax liabilities, refunds and related administrative matters;

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows:

     SECTION 1.

     (a) Definitions. As used in this Agreement, the following terms, when
         -----------
         capitalized, shall have the following meanings:

         (i)    Agreement means this Tax Allocation Agreement, as amended from
                ---------
                time to time.

         (ii)   Code means the Internal Revenue Code of 1986, as amended, or any
                ----
                similar or successor statute.

         (iii)  pcOrder SubGroup means pcOrder and all other corporations that,
                ----------------
                as of the date hereof, would be members of an affiliated group of corporations (within the meaning of Section 1504(a) of the Code) of which pcOrder would be the common parent if it were not a subsidiary of Trilogy and any other corporation which may become a member of such affiliated group;

         (iv)   pcOrder SubGroup Member means any corporation which is a member
                -----------------------
                of the pcOrder SubGroup.

         (v)    Composite Return means any state, local or foreign income Tax
                ----------------
                return or other Tax return which has been or will be filed by any Trilogy SubGroup Member or pcOrder SubGroup Member which computes Taxes payable to a taxing jurisdiction in respect of the income, operations or assets of two or more corporations (including at least one pcOrder SubGroup Member and one Trilogy SubGroup Member) (based on so-called "combined or consolidated reporting" or apportionment of business income under the so-called "unitary business" concept.

         (vi)   Consolidated Federal Return shall mean a consolidated federal
                ---------------------------
                income Tax return filed pursuant to Section 1502 of the Code by Trilogy on behalf of the Trilogy Group.

         (vii)  Consolidated Return Year means any taxable year (or portion
                ------------------------
                thereof) with respect to which any pcOrder SubGroup Member is included in a Consolidated Federal Return or Composite Return.

        (viii)  Distribution means a distribution of the stock of pcOrder to the
                ------------
                shareholders of Trilogy.

         (ix)   Final Determination means, with respect to any issue or item
                -------------------
                for any period, (A) in the context of federal income Taxes, (I) a final, unappealable decision by a court of competent jurisdiction, (II) the expiration of the time for assessment of Taxes or riling a claim for refund or, if a refund claim has been timely filed, the expiration of the time for instituting suit in respect of such refund claim, if no further adjustment to the items of income, gain, deduction, loss, or credit for such period may thereafter be made, (III) the execution of a closing agreement under Section 7121 of the Code, (IV) the acceptance by the IRS or its counsel of a tender pursuant to an offer in compromise pursuant to Section 7122 of the Code, (V) the execution of a Form 870A, or (VI) any other final and irrevocable determination of Taxes for any period, and (B) in the context of other Taxes, any comparable, final, unappealable, and irrevocable determination of Taxes for such period..

         (x)    IRS shall mean the United States Internal Revenue Service or any
                ---
                successor hereto.

         (xi)   Regulations means the Treasury Regulations under the Code.
                -----------

         (xii)  Reorganization means those transfers of assets and stock by
                --------------
                members of the Trilogy Group after ______________ and before ____________ in connection with the organization of the pcOrder SubGroup.

        (xiii)  Trilogy SubGroup means Trilogy and each other corporation which
                ----------------
                is a member of the Trilogy Group and is not a pcOrder SubGroup Member.

       (xiv)    Trilogy SubGroup Member means any corporation which is a member
                -----------------------
                of the Trilogy SubGroup.

         (xv)   Trilogy Group means Trilogy and each corporation which is a
                -------------
                member of the affiliated group of which it is the common parent within the meaning of Section 1504(a) of the Code.

         (xvi)  SubGroup means either the pcOrder SubGroup or the Trilogy
                --------
                SubGroup.

        (xvii)  SubGroup Composite Tax Liability means, with respect to any
                --------------------------------
                Composite Return and SubGroup, the state, local or foreign Tax liability for the related Consolidated Return Year properly allocable to such SubGroup in accordance with principles analogous to those applicable in determining SubGroup Federal Tax Liability, provided that a Tax which is payable with respect to such Composite Return, but which would not be so payable if the income, operations or assets of a corporation were not taken into account in determining such Tax, shall be treated as allocable to such corporation and the SubGroup of which it is a member.

       (xviii)  SubGroup Federal Tax Liability means, with respect to any
                ------------------------------
                Consolidated Federal Return and SubGroup, the federal income Tax liability of such SubGroup for the related Consolidated Return Year computed as if the SubGroup had filed a separate consolidated federal income Tax return for such year, subject to adjustments in accordance with Section 1.1552-1(a)(2)(ii)(a)-(h)
                                                                          -   -
                of the Regulations or any similar or successor provision (for purposes of such adjustments only, treating all members as part of a single consolidated group).

         (xix)  Tax shall mean any income or income-based tax (including federal
                ---
                income tax, state or local income or franchise tax, and foreign income tax) imposed under Subtitle A of the Code or similar laws of any taxing authority, payroll and employee withholding taxes (imposed under Chapters 21 through 24 of the Code) or any similar or comparable payroll and employee withholding taxes (including disability withholding taxes) imposed by the laws of any taxing authority, other domestic and foreign withholding taxes, sales and use taxes, excise taxes, real and personal property taxes, and any other governmental imposition generally referred to as or in the nature of a tax. Any reference in this Agreement to a Tax (or refund thereof) shall also be deemed to include any interest, additions to Tax, or penalties that may be payable in respect thereof.

     (b) Operating Rule. For all purposes herein, the pcOrder SubGroup shall be
         --------------
         deemed to have existed, and each pcOrder SubGroup Member shall be deemed to have been a member of the pcOrder SubGroup, at all times subject to this Agreement.

     SECTION 2. Returns and Controversies
                -------------------------

     (a)  Consolidated Federal Returns
          ----------------------------

          (i)   Preparation and Filing of Returns. Trilogy shall have exclusive
                ---------------------------------
                authority to file Consolidated Federal Returns. Subject to the terms of this Agreement, Trilogy shall be responsible for the timely filing of, and shall be liable, and shall indemnify each pcOrder SubGroup Member, for any penalties or other damages attributable to failure of Trilogy to make timely filings of Consolidated Federal Returns or full and timely payment of all amounts shown to be due thereon; provided, however, that pcOrder shall be responsible for making timely payment to Trilogy of all amounts due to Trilogy by pcOrder pursuant hereto and providing Trilogy with all information reasonably required by Trilogy with respect to the income, operations and assets of each pcOrder SubGroup Member so as to permit Trilogy to prepare and file such Consolidated Federal Returns and to make payments of the Tax shown to be due thereon, including estimated payments, on a timely basis. In calculating amounts to be shown as due on the Consolidated Federal Return with respect to a Consolidated Return Year during which a pcOrder SubGroup Member ceases to be a member, all items of each pcOrder SubGroup Member (including items triggered by reason of such corporation or corporations ceasing to be a member of the Trilogy Group) shall be taken into account in accordance with Regulations (S) 1.1502-76(b) and no election shall be made under Regulations (S) 1.1502-76(b)(2)(ii) or Regulations (S) 1.1502-76(b)(2)(iii).

          (ii)  Controversies. Trilogy shall have exclusive authority to
                -------------
                represent each pcOrder SubGroup Member before the IRS or any other governmental agency or authority or any court regarding all federal income Tax matters related to Consolidated Federal Returns, including, but not limited to, (A) the exclusive control of any response to any examination by the IRS or any other taxing authority and (B) the exclusive control over any contest of any issue through a Final Determination, including, but not limited to whether and in what forum to conduct such contest and whether and on what basis to settle such contest.

                Trilogy shall timely notify pcOrder of any correspondence and Tax controversies with any taxing authority relating to items of any pcOrder SubGroup Member and will promptly provide pcOrder with copies of all such correspondence. Subject to Trilogy's exclusive authority as provided for herein, pcOrder shall have the right to consult with Trilogy with respect to the handling of any such correspondence or controversies. pcOrder shall exercise such right, if at all, on a timely basis. Trilogy shall permit pcOrder to attend any hearing or other proceedings relating to any such controversies to the extent that the subject of such hearing or proceedings relates to a pcOrder SubGroup Member.

     (b)  Composite Returns.
          -----------------

          (i)   Tax Returns and Payments. Trilogy or a Trilogy SubGroup Member
                ------------------------
                designated by Trilogy shall have exclusive authority to file each Composite Return. Subject to the terms of this Agreement, Trilogy shall be responsible for the timely filing of, and shall be liable, and shall indemnify each pcOrder SubGroup Member, for any penalties or other damages attributable to failure of Trilogy or its designee to make timely filings of Composite Returns or full and timely payment of all amounts shown to be due thereon; provided, however, that pcOrder shall be responsible for making timely payment to Trilogy of all amounts due to Trilogy by pcOrder pursuant hereto and providing Trilogy or its designee with all information reasonably required by Trilogy or its designee with respect to the income, operations and assets of any pcOrder SubGroup Member so as to permit Trilogy or its designee to prepare and file such Composite Returns and to make payments of the Tax shown to be due thereon, including estimated Tax payments, on a timely basis.

          (ii)  Controversies. Trilogy or its designee shall have exclusive
                -------------
                authority to represent each pcOrder SubGroup Member before any governmental agency or any court regarding Tax matters related to any Composite Return, including, but not limited to, (A) the exclusive control of any response to any examination by any taxing authority, and (B) the exclusive control over any contest of any issue therein through a Final Determination, including, but not limited to whether and in what forum to conduct such contest and whether and on what basis to settle such contest.

                Trilogy or its designee shall timely notify pcOrder of any correspondence and Tax controversies with any taxing authority relating to items of any pcOrder SubGroup Member and will promptly provide pcOrder with copies of all such correspondence. Subject to Trilogy's exclusive authority as provided for herein, pcOrder shall have the right to consult with Trilogy with respect to the handling of any such correspondence or controversies. pcOrder shall exercise such right, if at all, on a timely basis. Trilogy or its delegee shall permit pcOrder to attend any hearing or other proceedings relating to such controversies to the extent that the subject of such hearings or proceeding relates to a pcOrder SubGroup Member.

     (c)  All Other Returns.
          -----------------

          (i)   Preparation and Filing of Returns. Except as otherwise provided
                ---------------------------------
                herein or as the parties may otherwise agree, Trilogy or a Trilogy SubGroup Member designated by Trilogy shall have exclusive authority to file all Tax returns (other than Consolidated Federal Returns and Composite Returns) with respect to the income, operations or assets of Trilogy SubGroup Members. Subject to the terms of this Agreement, Trilogy shall be responsible for the timely filing of, and shall be liable, and shall indemnify each pcOrder SubGroup Member, for the full and timely payment of all amounts shown to be due on such returns; provided, however, that pcOrder shall be responsible for providing Trilogy all information reasonably requested by Trilogy with respect to the income, operations and assets of each pcOrder SubGroup Member so as to permit Trilogy to prepare and file such returns and to make payments of the Tax, including payments of estimated Tax, shown to be due thereon on a timely basis.

                Except as otherwise provided herein or as the parties may otherwise agree, pcOrder or a pcOrder SubGroup Member designated by pcOrder shall have exclusive authority to file all Tax returns (other than Consolidated Federal Returns and Composite Returns) with respect to the income, operations or assets of pcOrder SubGroup Members. Subject to the terms of this Agreement pcOrder shall be responsible for the timely filing of, and shall be liable, and shall indemnify each Trilogy SubGroup Member, for the full and timely payment of all amounts shown to be due on such returns; provided, however, that Trilogy shall be responsible for providing pcOrder all information reasonably required by pcOrder with respect to the income, operations and assets of each Trilogy SubGroup Member so as to permit pcOrder to prepare and file such returns and to make payments of the Tax shown to be due thereon, including payments of estimated Tax, on a timely basis.

          (ii)  Controversies. Except as otherwise provided herein or as the
                -------------
                parties may otherwise agree, each of Trilogy and pcOrder, at its expense, shall have exclusive authority to represent itself and the members of its respective SubGroup before the IRS or any other taxing authority or any court regarding the Tax consequences of the income, operations and assets of it or the members of its respective SubGroup with respect to all Taxes required to be shown on returns subject to Section 2(c)(i) above.

     SECTION 3. Allocation of Tax Liabilities.
                -----------------------------

     (a)  Federal Income Tax.
          ------------------

           (i)  Payments. With respect to each Consolidated Return Year, (A) if
                --------
                the SubGroup Federal Tax Liability of the pcOrder SubGroup is greater than zero, pcOrder will pay such amount to Trilogy and
                (B) if such SubGroup Federal Tax Liability is zero, Trilogy shall pay to pcOrder the excess, if any, of (I) the SubGroup Federal Tax Liability of the Trilogy Group for such Consolidated Return Year over (II) the actual federal consolidated income tax payable with respect to the Trilogy Group for such consolidated return year. For purposes of determining payment obligations under this Section 3(a), the SubGroup Federal Tax Liability of the pcOrder SubGroup shall be decreased by the portion of such liability attributable to the Reorganization or a Distribution, and the SubGroup Federal Tax Liability of the Trilogy SubGroup shall be increased by the same amount.

          (ii)  Estimated Tax. Trilogy will have the right to assess pcOrder
                -------------
                for an appropriate portion of any estimated consolidated federal income Tax payments, determined in accordance with the principles of Section 3(a)(i), at the time such payments are required to be made. Any payments will be credited against the amounts otherwise payable under Section 3(a)(i).

         (iii)  Earnings and Profits Allocation. The parties understand that the
                -------------------------------
                method of allocation of federal income Tax liabilities used for the determination of earning and profits for federal income Tax purposes under governing law may differ from the methods prescribed herein for sharing of economic burdens of such Taxes. To the extent permitted by governing law and not otherwise inconsistent with the best interests of Trilogy, Trilogy agrees to make an election or take any other action permitted under governing law which would cause such method of allocation to resemble as closely as practical the method of sharing the economic burdens of such Tax hereunder.

          (iv)  Alternative Minimum Tax. If the Trilogy Group has a federal
                -----------------------
                alternative minimum Tax liability for any year, payments shall be made between Trilogy and pcOrder so that the burden of such Tax is borne by the parties in accordance with principles analogous to those of Section 3(a)(i). For these purposes, liability under Section 59A of the Code or any other federal Tax imposed by reference to alternative minimum Tax principles will be treated as a federal alternative minimum Tax liability.

           (v)  Subsequent Adjustments. Trilogy shall be responsible and
                ----------------------
                liable, and shall indemnify each pcOrder SubGroup Member, for any and all increases in Taxes required to be shown on Consolidated Federal Returns and shall be entitled to any refund or credit attributable to any and all decreases in such Taxes, provided that such increases or decreases have been determined pursuant to a Final Determination and are allocable to any Trilogy SubGroup Member. pcOrder shall be responsible and liable, and shall indemnify each Trilogy SubGroup Member, for any and all increases in such Taxes, and shall be entitled to any refund or credit attributable to any and all decreases in such Taxes, provided that such increases or decreases have been determined pursuant to a Final Determination and are allocable to any pcOrder SubGroup Member. For purposes of determining the amount of any federal income Tax increases or decreases that are allocable to any pcOrder SubGroup Member, on the one hand, or to any Trilogy SubGroup Member, on the other hand, the amounts computed under Section 3(a)(i) above shall be recomputed to take into account all adjustments made in accordance with the Final Determination.

     (b)  Composite Returns.
          -----------------

           (i)  Payments. With respect to each Composite Return filed pursuant
                --------
                to Section 2(b) above and related Consolidated Return Year, Trilogy or its designee shall compute the SubGroup Composite Tax Liability of the pcOrder SubGroup and, if necessary, the SubGroup Composite Tax Liability of the Trilogy SubGroup. Trilogy shall notify pcOrder of each allocation of Tax to any pcOrder SubGroup Member and the computations thereof. pcOrder shall pay to Trilogy, or Trilogy shall pay to pcOrder, an amount with respect to each Composite Return determined in accordance with principles analogous to those of Section 3(a) above. For purposes of determining payment obligations under this Section 3(b), the SubGroup Composite Tax Liability of the pcOrder SubGroup shall be decreased by the portion of such liability attributable to the Reorganization or a Distribution, and the SubGroup Composite Tax Liability of the Trilogy SubGroup shall be increased by the same amount.

          (ii) Trilogy will have the right to assess pcOrder for an appropriate portion of any estimated composite return payments determined in accordance with principles analogous to those of Section 3(a) above.

         (iii)  Subsequent Adjustments. Trilogy shall be responsible and liable,
                ----------------------
                and shall indemnify each pcOrder SubGroup Member, for any and all increases in Taxes required to be shown on Composite Returns and shall be entitled to any refund or credit attributable to any and all decreases in such Taxes, provided that such increases or decreases have been determined pursuant to a Final Determination and are allocable to any Trilogy SubGroup Member. pcOrder shall be responsible and liable, and shall indemnify each Trilogy SubGroup Member, for any and all increases in such Taxes and shall be entitled to any refund or credit attributable to any and all decreases in such Taxes, provided that such increases or decreases have been determined pursuant to a Final Determination and are allocable to any pcOrder SubGroup Member. For purposes of determining the amount of any such Tax increases or decreases that are allocable to any pcOrder SubGroup Member, on the one hand, or to any Trilogy SubGroup Member, on the other hand, Trilogy shall recompute the amount provided in Section 3(b)(i) above to take into account all adjustments made in accordance with the Final Determination.

     (c) Other. Trilogy shall be responsible and liable for, and shall indemnify
         -----
         and hold each pcOrder SubGroup Member harmless from, any increases in, and shall be entitled to any refund or credit resulting from or attributable to any decreases in, any and all Taxes of any Trilogy SubGroup Member described in Section 2(c)(i) above. pcOrder shall be responsible and liable for, and shall indemnify and hold each Trilogy SubGroup Member harmless from, any increases in, and shall be entitled to any refund or credit resulting from or attributable to any decreases in, any and all Taxes of any pcOrder SubGroup Member described in
         Section 2(c)(i) above.

     (d) Distribution. If at the time of any Distribution any Tax attribute of
         ------------
         any pcOrder SubGroup Member (including without limitation any Tax credit, net operating loss or net capital loss) shall have been taken into account, and shall have resulted in a reduction in Tax required to be shown, on a Consolidated Federal Return or a Composite Return, but shall not have been taken into account in determining the payment obligations of the parties pursuant to Section 3 hereof, Trilogy shall pay to pcOrder the actual Tax savings realized as a result of such Tax attribute. If at the time of any Distribution, any pcOrder SubGroup Member shall have available to it for future benefit in connection with any Consolidated Federal Return or any Composite Return, a Tax attribute (including without limitation any Tax credit, net operating loss or net capital loss) which shall have been taken into account in determining the payment obligations of the parties pursuant to Section 3 hereof, pcOrder shall pay to Trilogy the actual Tax savings realized as a result of such Tax attribute at the time such savings are realized.

     SECTION 4. Administrative Matters.
                ----------------------

     (a) General. The provisions of this Agreement will be administered by
         -------
         Trilogy. Except as otherwise expressly governed by the terms of this Agreement, Trilogy or its designee may use any reasonable method in making any computations or allocations hereunder, and such calculations will be conclusive unless a written objection is provided to Trilogy by pcOrder within one year of such calculations to pcOrder. If written objection is timely made by pcOrder, and if the parties are unable to agree upon the correct calculations, the disputed issue shall be submitted to Ernst & Young LLP or another Big Six accounting firm selected by Trilogy in its reasonable discretion, whose determination will be final.

     (b) Power of Attorney. In order to carry out the purposes and intent of
         -----------------
         this Agreement, pcOrder hereby grants, and agrees that it will cause each pcOrder SubGroup Member to grant, to Trilogy and to appropriate officers of Trilogy a power of attorney to undertake in the name of the appropriate pcOrder SubGroup Members any action contemplated herein, including without limitation the filing of returns and claims for refund, making of elections, handling of controversies, and receipt of refunds provided that subsequent to any Distribution such power of attorney shall relate only to Consolidated Federal Returns or Composite Returns. To the extent that such power of attorney is not recognized or respected, pcOrder agrees to take, and to cause each pcOrder SubGroup Member to take, such further actions, including grants to Trilogy of additional powers of attorney or execution of returns or other documents, as may be reasonably requested by Trilogy to carry out the provisions of this Agreement.

     (c) Payments. Any amount to be paid by either party to the Agreement to the
         --------
         other pursuant to Section 3(a) or Section 3(b) shall be paid not less than 5 days before the applicable Tax return is due. Amounts owed by either party hereto in respect of Tax refunds or credits received by such party to which the other party is entitled hereunder shall be paid by the party receiving the refund to the other party within 5 days after the receipt or credit of such refund, and amounts owed by either party hereto in respect of Tax increases shall be paid by such party to the other party within 30 days after the Final Determination with respect thereto. If not timely paid, any amounts payable hereunder will bear interest from the date due at 1% in excess of the prime lending rate (however designated) of the First National Bank of Boston as in effect from time to time. Trilogy is hereby authorized to offset amounts payable to it hereunder against any pcOrder SubGroup Member, whether such sums are in the possession of Trilogy or of another member.

     (d) Records. Trilogy and pcOrder agree that all records, including but not
         -------
         limited to, returns, supporting schedules, workpapers, correspondence and other documents within the possession of either, and relating to the Tax liabilities or refunds of either, shall be retained by each for as long as they may be material to the determination of such liabilities or refunds and shall be made reasonably available to either party upon request.

     (e) Return Preparation and Defense.
         ------------------------------

         (i)  In General. Each party hereto agrees that it will cooperate with
              ----------
              the other, and its representatives, in a prompt and timely manner, in connection with (A) the preparation and filing of, and (B) any administrative or judicial proceeding involving, any Consolidated Federal Return, Composite Return or other Tax return filed or required to be filed by Trilogy, pcOrder or members of their respective SubGroups. Such cooperation shall include, but not be limited to, the making available to the other party, during normal business hours, of all books, records (including, but not limited to, workpapers and schedules), information, officers, and employees (without substantial interruption of employment) reasonably requested and necessary or useful in connection with any Tax filing, inquiry, audit, investigation, dispute, litigation, or other matter. Notwithstanding the foregoing, neither party shall be required to furnish to the other Tax returns or drafts thereof (except as otherwise expressly provided herein or as is reasonably necessary to implement the provisions of Section 4(e)(ii) below), except that Trilogy or its designee shall furnish to pcOrder the portions of such Tax returns reporting the operations of pcOrder and any pcOrder SubGroup Member and the relevant portions of all reports relating to the examination by the IRS or any other governmental agency or taxing authority of such Tax returns.

        (ii)  Draft Returns. Provided that pcOrder shall have timely provided
              -------------
              the information required to be provided by it pursuant to Section 2(a) and Section 2(b) above, Trilogy shall prepare and, not less than 5 days before filing, furnish to pcOrder drafts of those portions of Consolidated Federal Returns and Composite Returns which report the income, operations and assets of each pcOrder SubGroup Member. Such draft Tax returns shall be prepared without regard to the items of income, gain, deduction, loss, or credit of any Trilogy SubGroup Member. Except as Trilogy may otherwise determine after consulting with pcOrder, all items of income, gain, deduction, loss, and credit of each pcOrder SubGroup Member shall be reported on a basis consistent with the reporting of such items (or substantially similar items) of the pcOrder SubGroup Members for prior periods unless applicable law or a change in factual circumstances requires otherwise.

       (iii)  Consistency. In filing any Consolidated Federal Return or
              -----------
              Composite Return, Trilogy shall make all computations of taxable amounts and Tax on a basis consistent with the computations of such amounts in prior Tax returns for the respective taxing jurisdictions except to the extent otherwise required by the laws, rules, or regulations of the respective taxing jurisdictions or other applicable authority or as a result of a change in factual circumstances. In determining how to treat any matter for which there is no precedent in prior returns or controlling legal authority, Trilogy shall in good faith take into account the reasonable interests of pcOrder after due consultation with pcOrder.

     (f) Carrybacks. Deductions, losses, or credits of any pcOrder SubGroup
         ----------
         Member arising in a period in which such pcOrder SubGroup Member is not included in a Consolidated Federal Return or a Composite Return pursuant to Section 2 hereof may, under applicable law, be available for carryback to a period in which such pcOrder SubGroup Member was so included. To the extent applicable law allows such a carryback to be waived, pcOrder shall have the exclusive authority to determine whether or not to waive such carryback. To the extent the carryback is not waivable or is not waived, Trilogy shall be entitled to the benefits of such carryback, but shall pay to pcOrder an amount equal to the reduction in Taxes of any Trilogy SubGroup Member attributable to such carryback. To the extent any such carryback causes any Trilogy SubGroup Member to incur any additional Tax, pcOrder shall pay to Trilogy an amount equal to such additional Tax.

     (g) Deemed Payment. For purposes of determining the payment obligations of
         --------------
         the parties pursuant to Section 3 above, Trilogy and pcOrder each shall be deemed to have made payments to the other in amounts sufficient to satisfy their respective obligations with respect to all taxable periods ending on or before September 30, 1995 on the basis of returns filed or to be filed with respect thereto and adjustments thereto with respect to which there has been a Final Determination on the date thereof.

     SECTION 5. Miscellaneous.
                -------------

     (a) Sole Remedy. Except as explicitly provided in this Agreement, no
         -----------
         pcOrder SubGroup Member will have any claim against any Trilogy SubGroup Member for payment of Taxes or for compensation for use of such pcOrder SubGroup Member's Tax attributes, including losses, and no Trilogy SubGroup Member will have any claim against any pcOrder SubGroup Member for payment of Taxes or for compensation for use of such Trilogy SubGroup Member's Tax attributes, including losses.

     (b) Term. This Agreement will apply to all taxable years (or portions
         ----
         thereof) of any Trilogy SubGroup Member or any pcOrder SubGroup member with respect to which the statutory period for assessments or refunds under applicable law remains unexpired on the date of execution hereof, subject to the provisions of Section 4(g) above. Unless otherwise agreed in writing by the parties, this Agreement shall remain in force and be binding so long as the statutory period for assessments or refunds under applicable law remains unexpired for any taxable period as to which either party may have a claim against the other under this Agreement.

     (c) Expenses. Unless otherwise expressly provided in this Agreement, each
         --------
         party shall bear any and all expenses that arise from their respective obligations and rights under this Agreement. In the case of expenses (including professional fees) incurred by Trilogy or its designee in connection with the preparation or audit of Consolidated Federal Returns or Composite Returns, or contests or controversies related to such returns, Trilogy shall make an appropriate allocation of such expenses between Trilogy and pcOrder, and pcOrder shall reimburse Trilogy for its allocable share of such costs.

     (d) Successors and Assigns. This Agreement will bind and inure to the
         ----------------------
         benefit of the respective successors and assigns of the parties hereto; but no assignment will relieve any party of its obligations hereunder without the written consent of the other parties.

     (e) Notices. All notices and other communications hereunder shall be in
         -------
         writing and shall be delivered by hand or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and shall be deemed given on the date on which such notice is received:

         To Trilogy or any member of the Trilogy SubGroup:

                6034 W. Courtyard Drive
                Suite 300
                Austin, Texas 78730
                Attn: Controller

         To pcOrder or any member of the pcOrder SubGroup:

                6034 W. Courtyard Drive
                Suite 300
                Austin, Texas 78730
                Attn: Controller

     (f) Governing Law. This Agreement will be construed and enforced in
         -------------
         accordance with the laws of the State of Texas, without giving effect to the principles of conflict of laws. The parties consent to the jurisdiction of any court in Dallas County, Texas with subject matter jurisdiction for any action arising out of matter related to this Agreement, and waive the right to commence any action arising out of matters related to this Agreement in any court outside Dallas County, Texas.

     IN WITNESS THEREOF, the parties hereto have caused their names to be subscribed and executed by their respective authorized officers on the dates indicated.


                         TRILOGY DEVELOPMENT GROUP, INC.,

                         a Delaware corporation


                         By:
                            ---------------------------------------------

                         pcORDER.COM, INC.,
                         a Delaware corporation


                         By:
                            ---------------------------------------------


Date: ________________